UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 1, 2004
                                                --------------------------------

Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2002, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-HE1)
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             (Exact name of registrant as specified in its charter)

        Delaware                         333-83986-04             13-3291626
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On December 1, 2004, The Provident Bank ("Provident") resigned as servicer under the Pooling and Servicing Agreement (as defined below), and Litton Loan Servicing LP ("Litton") was appointed as successor servicer thereunder. In connection with such resignation and succession, the Registrant, Provident, Litton, Ocwen Federal Bank FSB ("Ocwen") and U.S. Bank National Association, as trustee (the "Trustee"), entered into a Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004 ("Amendment"), which Amendment, among other things, amends certain provisions of the Pooling and Servicing Agreement dated as of June 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Registrant, Ocwen, Provident and the Trustee, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-HE1.

Item 9.01.  Financial  Statements,   Pro  Forma  Financial  Information  and
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            Exhibits.
            ---------

(c)   Exhibits

Exhibit 4 The Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004, by and among the Registrant, as depositor, Ocwen Federal Bank FSB, as a servicer, The Provident Bank, as a servicer, Litton Loan Servicing LP, as successor servicer, and U.S. Bank National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MORGAN STANLEY ABS CAPITAL I INC.

Date:  January 6, 2005
                                          By:   /s/ Valerie Kay
                                             -----------------------------------
                                             Name:  Valerie Kay
                                             Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K                                                  Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------
                          The Servicer Resignation,
4                         Appointment, Assumption and Amendment        E
                          Agreement, dated as of December 1,
                          2004, by and among the Registrant, as
                          depositor, Ocwen Federal Bank FSB, as
                          a servicer, The Provident Bank, as a
                          servicer, Litton Loan Servicing LP,
                          as successor servicer, and U.S. Bank
                          National Association, as trustee.